Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, June 27, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on June 12, 2025 (ex-date June 12, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.015	4.3%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.025	7.2%
Net Realized Long-Term Capital Gains	0.043	86.6%	0.137	39.0%
Return of Capital (or other Capital Source)	0.007	13.4%	0.173	49.5%

Total Distribution	$0.050	100.0%	$0.350	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 30, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.21%
Annualized Current Distribution Rate (3)	8.61%
Fiscal YTD Cumulative Total Return on NAV (4)	4.66%
Fiscal YTD Cumulative Distribution Rate (5)	4.30%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, July 30, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on July 11, 2025 (ex-date July 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.015	3.7%
Net Realized Short-Term Capital Gains	0.019	37.5%	0.044	11.0%
Net Realized Long-Term Capital Gains	0.031	62.5%	0.168	41.9%
Return of Capital (or other Capital Source)	0.000	0.0%	0.173	43.4%

Total Distribution	$0.050	100.0%	$0.400	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.55%
Annualized Current Distribution Rate (3)	8.55%
Fiscal YTD Cumulative Total Return on NAV (4)	6.26%
Fiscal YTD Cumulative Distribution Rate (5)	4.99%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, August 28, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on August 11, 2025 (ex-date August 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.015	3.3%
Net Realized Short-Term Capital Gains	0.023	45.8%	0.067	14.8%
Net Realized Long-Term Capital Gains	0.027	54.2%	0.195	43.3%
Return of Capital (or other Capital Source)	0.000	0.0%	0.173	38.6%

Total Distribution	$0.050	100.0%	$0.450	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	7.35%
Annualized Current Distribution Rate (3)	8.63%
Fiscal YTD Cumulative Total Return on NAV (4)	6.05%
Fiscal YTD Cumulative Distribution Rate (5)	5.76%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, September 29, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on September 12, 2025 (ex-date September 12, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.013	26.0%	$0.113	22.6%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.063	12.6%
Net Realized Long-Term Capital Gains	0.027	54.0%	0.297	59.4%
Return of Capital (or other Capital Source)	0.010	20.0%	0.027	5.4%

Total Distribution	$0.050	100.0%	$0.500	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 29, 2025
Average Annual Total Return on NAV for the 5-year period (2)	7.53%
Annualized Current Distribution Rate (3)	8.53%
Fiscal YTD Cumulative Total Return on NAV (4)	8.10%
Fiscal YTD Cumulative Distribution Rate (5)	6.40%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, October 30, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on October 14, 2025 (ex-date October 14, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.113	20.6%
Net Realized Short-Term Capital Gains	0.002	4.0%	0.065	11.9%
Net Realized Long-Term Capital Gains	0.025	50.0%	0.322	58.4%
Return of Capital (or other Capital Source)	0.023	46.0%	0.050	9.1%

Total Distribution	$0.050	100.0%	$0.550	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.45%
Annualized Current Distribution Rate (3)	8.38%
Fiscal YTD Cumulative Total Return on NAV (4)	10.96%
Fiscal YTD Cumulative Distribution Rate (5)	6.98%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, November 26, 2025 – Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on November 13, 2025 (ex-date November 13, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.009	18.0%	$0.122	20.3%
Net Realized Short-Term Capital Gains	0.013	26.0%	0.078	13.0%
Net Realized Long-Term Capital Gains	0.028	56.0%	0.400	66.7%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.050	100.0%	$0.600	100.0%

(1)	Fiscal year started December 1, 2024.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.35%
Annualized Current Distribution Rate (3)	8.49%
Fiscal YTD Cumulative Total Return on NAV (4)	10.41%
Fiscal YTD Cumulative Distribution Rate (5)	7.78%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92835W107